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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                          Date of Report: June 17, 2003

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                KENTUCKY                                      61-0985936
    (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                        Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 June 17, 2003 Press Release

Item 9.  REGULATION FD DISCLOSURE

                  On June 17, 2003, NS Group, Inc. issued a news release concerning its Chairman of its Board of Directors, Clifford R. Borland, has entered into a formal plan to sell a portion of his holdings in the company. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NS GROUP, INC.

Date: June 17, 2003                           By:  /s/ Thomas J. Depenbrock
                                                  -----------------------------
                                                  Thomas J. Depenbrock
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer







                                  EXHIBIT INDEX



No.                        Exhibit
---                        -------
99.1                       June 17, 2003 Company Press Release